STERLING CAPITAL LONG/SHORT EQUITY FUND

SUPPLEMENT DATED NOVEMBER 21, 2017

TO THE CLASS A AND CLASS C SHARES SUMMARY PROSPECTUS,

INSTITUTIONAL SHARES SUMMARY PROSPECTUS,

CLASS A AND CLASS C SHARES PROSPECTUS,

INSTITUTIONAL SHARES PROSPECTUS,

AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED FEBRUARY 1, 2017, AS SUPPLEMENTED

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary with respect to the Sterling Capital Long/Short Equity Fund in the Class A and Class S Shares Summary Prospectus, Institutional Shares Summary Prospectus, the Class A and Class C Shares Prospectus, Institutional Shares Prospectus, and Statement of Additional Information, each dated February 1, 2017, as supplemented:

The Board of Trustees of Sterling Capital Funds has approved the liquidation of the Sterling Capital Long/Short Equity Fund (the “Fund”). The liquidation is expected to occur on or about January 26, 2018.

As of the date hereof, shares of the Fund are no longer being offered for sale.

Please contact your financial advisor or Sterling Capital Funds at 1-800-228-1872 if you have any questions.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUPPLS-1117